BRIDGE BUILDER TRUST

Bridge Builder Large Cap Growth Fund (the “Large Cap Growth Fund”)

Supplement dated November 15, 2024

to the Prospectus dated October 28, 2024

This supplement provides new and additional information beyond that contained in the

Prospectus and should be read in conjunction with the Prospectus.

A.

The Trustees of the Bridge Builder Trust (the “Trust”) have approved (i) an amendment to the investment sub-advisory agreement among the Adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price”), and the Trust, pursuant to which T. Rowe Price now serves as a subadviser to an allocated portion of the Large Cap Growth Fund.

Accordingly, effective immediately, the Prospectus is hereby supplemented and revised as follows:

1.

The fourth paragraph under the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Large Cap Growth Fund” is hereby deleted and replaced with the following:

The Adviser is responsible for determining the amount of the Fund assets to allocate to each Sub-adviser. The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers: BlackRock Investment Management, LLC (“BlackRock”), Jennison Associates LLC (“Jennison”), Lazard Asset Management LLC (“Lazard”), Sustainable Growth Advisers, LP (“SGA”) and T. Rowe Price Associates, Inc. (“T. Rowe Price”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

2.	The following paragraph is hereby added to the sub-section entitled “Principal Investment Strategies” under the section entitled “Summary Section – Bridge Builder Large Cap Growth Fund”:

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price seeks to provide long-term capital appreciation through investments in common stocks of growth companies. T. Rowe Price generally looks for companies having the following characteristics: above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. T. Rowe Price will invest primarily in the securities of large-capitalization companies.

3.	The following table is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Summary Section – Bridge Builder Large Cap Growth Fund”:

T. Rowe Price

Portfolio Manager	Position with T. Rowe Price	Length of Service to the Fund
Taymour Tamaddon	Portfolio Manager and Vice President	Since November 2024

4.

The last paragraph under the sub-section entitled “Bridge Builder Large Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies” is hereby deleted and replaced with the following:

The Adviser allocates assets of the Large Cap Growth Fund to the following Sub-advisers: BlackRock, Jennison, Lazard, SGA and T. Rowe Price. The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

5.

The following paragraph is hereby added to the sub-section entitled “Bridge Builder Large Cap Growth Fund – Principal Investment Strategies” under the section entitled “Additional Information Regarding the Funds’ Investment Objectives and Strategies”:

T. Rowe Price’s Principal Investment Strategies

T. Rowe Price seeks to provide long-term capital appreciation through investments in common stocks of growth companies. T. Rowe Price invests primarily in the securities of large-cap companies. T. Rowe Price defines a large-cap company as one whose market capitalization is larger than the median market capitalization of companies in the Russell 1000® Growth Index, a widely used benchmark of the largest U.S. growth stocks. As of September 30, 2024, the unweighted median market capitalization of companies in the Russell 1000® Growth Index was approximately $20.3 billion. The market capitalizations of the companies in T. Rowe Price’s allocated portion of the Large Cap Growth Fund and the Russell 1000® Growth Index change over time; T. Rowe Price will not sell or cease to purchase stock of a company already owned just because the company’s market capitalization falls below the median market capitalization of companies in the Russell 1000® Growth Index. T. Rowe Price may at times invest significantly in certain sectors, such as the information technology sector. T. Rowe Price generally looks for companies with an above-average rate of earnings and cash flow growth and a lucrative niche in the economy that gives them the ability to sustain earnings momentum even during times of slow economic growth. While T. Rowe Price typically invests in U.S. common stocks, T. Rowe Price may invest in foreign stocks in keeping with its objective(s).

6.	The third paragraph in the sub-section entitled “Sub-advisers and Portfolio Managers” under the section entitled “Management of the Funds” is hereby deleted and replaced with the following:

A discussion regarding the Board’s considerations in connection with the approval of Baird’s Sub-advisory agreement for the Municipal Bond Fund and T. Rowe Price’s Sub-advisory agreement for the Large Cap Growth Fund will be available in the Funds’ Form N-CSR filing with the SEC for the period ending December 31, 2024.

7.	The following disclosure is hereby added to the sub-section entitled “Sub-advisers and Portfolio Managers – Large Cap Growth Fund” under the section entitled “Management of the Funds”:

T. Rowe Price

T. Rowe Price, 100 East Pratt Street, Baltimore, Maryland 21202, serves as a Sub-adviser to the Large Cap Growth Fund under a sub-advisory agreement with the Adviser on behalf of the Large Cap Growth Fund. T. Rowe Price is registered as an investment adviser with the SEC and was founded in 1937. T. Rowe Price is a wholly-owned subsidiary of T. Rowe Price Group, Inc. As of September 30, 2024, T. Rowe Price had approximately $1.63 trillion in assets under management.

Portfolio Manager:

Taymour Tamaddon has served as a portfolio manager of the Large Cap Growth Fund since November 2024.

Mr. Tamaddon is the portfolio manager of the US Large-Cap Growth Equity Strategy in the U.S. Equity Division. He is a vice president and a member of the Investment Advisory Committees for the Health Sciences Equity, Global Growth Equity, US Growth Stock Equity, and Global Focused Growth Equity Strategies. Mr. Tamaddon is an executive vice president of T. Rowe Price Equity Funds and a vice president of the T. Rowe Price International Funds, Inc., and T. Rowe Price Global Funds. He is a vice president of T. Rowe Price Group, Inc., and T. Rowe Price Trust Company. Mr. Tamaddon’s investment experience began in 2003, and he has been with T. Rowe Price since 2004, beginning in the U.S. Equity Division, after serving as a summer intern in 2003. Prior to this, he was employed by Amazon.com in the areas of finance and merchandising. Before that, he was employed by Booz Allen Hamilton as a consultant, specializing in the energy industry. Mr. Tamaddon earned a B.S., cum laude, in applied physics from Cornell University and an M.B.A. from Dartmouth College, Tuck School of Business, where he was an Edward Tuck Scholar with high distinction. Taymour also has earned the Chartered Financial Analyst® designation.

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